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                      [American Republic Insurance Company]



                                                   February 22, 1999


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

        Re:    American Republic Variable Annuity Account
               File No. 811-4921
               Rule 30b2-1 Filing

Commissioners:

        As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the "Act"), American Republic Variable Annuity Account, a unit investment trust registered under the Act recently mailed to its contract owners the annual report for the underlying management investment company, Mitchell Hutchins Series Trust. This filing constitutes the filing of that report as required by Rule 30b2-1 under the Act.

        Pursuant to Rule 30d-1 under the Act, on February 26, 1999, Mitchell Hutchins Series Trust filed its annual report with the Commission via EDGAR. To the extent necessary, that filing is incorporated herein by reference.

                                                   Sincerely,

                                                   /s/ Ronald P. Morden
                                                   Ronald P. Morden

cc: Kimberly J. Smith